UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 2, 2018

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On January 2, 2018, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Restated Certificate of Incorporation to change our corporate name from Concurrent Computer Corporation to CCUR Holdings, Inc., effective immediately. A copy of the Certificate of Amendment to the Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference. A copy of the press release issued by the Company on January 3, 2018 announcing the name change and the previously reported closing of the sale of the Company’s content delivery and storage business to Vecima Networks Inc. is attached as Exhibit 3.2 hereto and incorporated herein by reference.

In connection with our name change, our board of directors amended our by-laws to reflect the corporate name CCUR Holdings, Inc., also effective on January 2, 2018. No other changes were made to our by-laws. A copy of the Amended and Restated By-laws reflecting this change is attached as Exhibit 3.3 hereto and incorporated herein by reference.

Our common stock will continue to trade on the NASDAQ Stock Market under the ticker symbol "CCUR". The Company’s website is now located at www.ccurholdings.com. Outstanding stock certificates for shares of the Company are not affected by the name change; they continue to be valid and need not be exchanged.

Item 8.01	Other Events

As previously announced, Derek Elder departed as President and Chief Executive Officer effective December 31, 2017. Our board of directors has begun evaluating options to fill such vacancy.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation, dated as of January 2, 2018

3.2	Press Release, dated January 3, 2018

3.3	Amended and Restated Bylaws of CCUR Holdings, Inc., as adopted January 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2018

CCUR Holdings, Inc.

(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation, dated as of January 2, 2018

3.2	Press Release, dated January 3, 2018

3.3	Amended and Restated Bylaws of CCUR Holdings, Inc., as adopted January 2, 2018